UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2016

Loop Industries, Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-54768

(Commission File Number)

27-2094706

(IRS Employer Identification No.)

1999 Avenue of the Stars, Suite 2520

Los Angeles, California 90067

(Address of principal executive offices)(Zip Code)

(781) 821-6600

Registrant's telephone number, including area code

 ________________________________________________

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On January 12, 2016, Loop Industries, Inc., a Nevada corporation (the "Company"), issued a press release announcing that it has completed construction of its pilot plant. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 and in Exhibit 99.1 referenced herein is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act or incorporated by reference in any filing under the Securities Act, unless the Company expressly so incorporates such information by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

99.1	Press Release, dated January 12, 2016 regarding completion of pilot plant.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loop Industries, Inc.
(Registrant)

Date: January 12, 2016	By:	/s/ Daniel Solomita
	Name:	Daniel Solomita
	Title:	President and Chief Executive Officer (principal executive officer, principal financial officer and principal accounting officer)